UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: January 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Asset Allocation Funds

Semi-Annual Report January 31, 2017

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R6	Class I

Nuveen Multi-Asset Income Fund	NMKAX	NMKCX	NMKRX	NMKIX
Nuveen Multi-Asset Income Tax-Aware Fund	NMXAX	NMXCX	NMXRX	NMXIX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The past year saw a striking shift in the markets’ tone. The start of 2016 was beset by China’s economic woes, growing recession fears in the U.S. and oil prices sinking to lows not seen in more than a decade. World stock markets dropped, while bonds and other safe-haven assets rallied. But, by the end of the year, optimism had taken root. Economic outlooks were more upbeat, commodity prices stabilized, equity markets rebounded and bonds retreated. Despite the initial market shocks of the Brexit referendum in the U.K. and Donald Trump’s win in the U.S. presidential election, and the uncertainties posed by the implications of these votes, sentiment continued to swing toward the positive as 2016 ended.

In between the year’s turbulent start and exuberant end, markets were soothed by improving economic data out of China, as the government’s stimulus measures appeared to be working, and a recovery in the energy and commodity-related sectors. The U.S. Federal Reserve backed off its more aggressive projections from the beginning of the year, only raising the fed funds rate once during the year, in December. The central banks in Europe and Japan maintained their accommodative stances.

Will 2017 be the year of accelerating global growth and rising inflation that the markets are expecting? President Trump’s business-friendly, pro-growth agenda has been well received by the markets, despite the administration’s initial focus on trade and immigration policy. However, when a substantive fiscal policy does emerge, the potential for legislative approval is not assured. Outside the U.S., political dynamics in Europe are also in flux this year, with Brexit negotiations ongoing and elections in Germany and France, and possibly a snap election in Italy.

Given the slate of policy unknowns and the range of possible outcomes, we believe volatility will remain a fixture this year. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 28, 2017

4	NUVEEN

Portfolio Manager’s

Comments

Nuveen Multi-Asset Income Fund

Nuveen Multi-Asset Income Tax-Aware Fund

These Funds feature portfolio management by Nuveen Investment Advisers, LLC, an affiliate of Nuveen, LLC. Derek Sasveld, CFA, is the portfolio manager for the two Funds. He has managed the Funds since their inception in 2016.

Here Derek discusses key investment strategies and the performance of the Funds during the abbreviated reporting period since the Fund’s commencement of operations on September 26, 2016, through January 31, 2017.

How did the Funds perform during this abbreviated reporting period ended January 31, 2017?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the abbreviated reporting period from the Funds’ commencement of operation on September 26, 2016, through January 31, 2017. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate blended benchmark, primary Index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in the report.

Nuveen Multi-Asset Income Fund

What was the Fund’s investment strategy and how did the Fund perform during the abbreviated reporting period ended January 31, 2017?

The Fund’s Class A Shares at NAV outperformed the Bloomberg Barclays U.S. Universal Index and the Nuveen Multi-Asset Income Fund Blended Benchmark, which represents a blended return composed of 60% Bloomberg Barclays U.S. Universal Index and 40% MSCI All-Country World Index, but underperformed the Lipper classification average for the abbreviated reporting period ended January 31, 2017.

The Fund’s principal investment objective is current income, with a secondary objective of capital appreciation. The Fund pursues these investment objectives by targeting a strategic mix of debt, equity and other investments designed to provide current income and capital appreciation and making tactical changes to the exposures as market and economic conditions warrant. The Fund may invest in these securities either directly, or indirectly through investments in underlying funds, which may include mutual funds, exchange-traded funds (ETFs) and closed-end investment companies. In allocating its investments, the Fund has the flexibility to invest among asset classes in any proportion, except that the Fund may not invest more than 70% of its net assets in equity securities (which include underlying funds that invest at least 80% of their net assets in equity securities). The Fund may employ an option writing strategy that seeks to produce option premiums for the purpose of enhancing the Fund’s total returns over time.

The market environment during this abbreviated reporting period was generally favorable to the performance of the taxable credit and U.S. equity markets, while municipal bonds, U.S. Treasury bonds and real assets fared less well. The Fund’s outperformance relative to the Nuveen Multi-Asset Income Fund Blended Benchmark was driven primarily by its overweight to lower rated, higher yielding bonds, which performed well during the abbreviated reporting period amid decent economic growth and narrowing credit spreads. The Fund also benefited from its lower duration than the Blended Benchmark, which we implemented to reduce the portfolio’s sensitivity to rising interest rates. Additionally, the strong performance of master limited partnerships (MLPs), which are publicly

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Manager’s Comments (continued)

traded partnerships operating businesses in the energy industry, provided a further boost to the Fund’s relative performance. During this abbreviated reporting period, energy securities were bolstered by expectations for increased infrastructure spending under the Trump administration and by output cuts announced by the world’s major oil producers in late November/early December 2016.

However, detracting from the Fund’s relative gains were our security selection within and underweight allocation to equities. Equities, and particularly U.S. stocks, rallied strongly after the election in anticipation of President Trump’s pro-growth fiscal agenda. Despite the positive contribution of MLPs, the Fund’s overall exposure to real assets (which also includes real estate and infrastructure investments) dampened relative results. Concerns that higher interest rates and rising inflation could be disadvantageous for the real estate and infrastructure sectors weighed on asset prices during this abbreviated reporting period. The Fund’s modest allocation to high yield municipal bonds was also detrimental to relative performance. Although the Fund invests primarily in taxable bonds, we selectively hold municipal bonds that we believe offer attractive taxable-equivalent yields. In this abbreviated reporting period, municipal bonds suffered a sell-off as rising interest rates hastened investor outflows from high yield municipal bond funds, which detracted from the Fund’s performance.

What were the Fund’s portfolio allocations over the abbreviated reporting period ended January 31, 2017?

In seeking the Fund’s primary objective of current income, the asset mix was tilted toward fixed income investments over equities and real assets. Within the Fund’s fixed income positioning, relative to the Bloomberg Barclays U.S. Universal Index, we remained overweight to lower rated, higher yielding bonds and underweight to U.S. Treasuries. Relative to the MSCI All-Country World Index, the Fund held an underweight allocation to equities and an overweight to real assets.

At the end of the reporting period, the Nuveen Multi-Asset Income Fund’s top five holdings were:

Holding	Weighting
Nuveen Symphony Floating Rate Income Fund	14.9%
Nuveen Core Plus Bond Fund	9.8%
Nuveen High Yield Municipal Bond Fund	9.5%
Nuveen Preferred Securities Fund	6.9%
Nuveen Symphony High Yield Bond Fund	6.3%

During this abbreviated reporting period, we worked to fully invest the Fund. By January 31, 2017, the Fund’s largest allocations were in U.S. high yield, U.S. equity, core fixed income, leveraged loans and international developed equity.

The Fund employed an option-writing strategy during this abbreviated reporting period. As part of its overwrite strategy, the Fund purchased a small amount of call option, and the effect of these activities on performance was negligible during the period. The Fund also sold call options on equity indices as per its stated strategy, with the notional amount of these options averaging 10% of the Fund’s assets. These positions had a negative effect on performance for the period. The Fund can also buy and sell put options on up to 5% of its portfolio. These positions had a small negative impact on the performance during the period.

Nuveen Multi-Asset Income Tax-Aware Fund

What was the Fund’s investment strategy and how did the Fund perform during the abbreviated reporting period ended January 31, 2017?

The Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Index but underperformed the Nuveen Multi-Asset Income Tax-Aware Fund Blended Benchmark, which represents a blended return comprised of 60% S&P Municipal Bond Index and 40% MSCI All-Country World Index, and the Lipper classification average for the abbreviated reporting period ended January 31, 2017.

The Fund’s principal investment objective is current income, a portion of which is exempt from regular federal income tax, with a secondary objective of capital appreciation. The Fund pursues these investment objectives by targeting a strategic mix of tax-exempt and taxable debt, equity and other investments designed to provide tax-efficient current income and capital appreciation, and making tactical changes to the exposures as market and economic conditions warrant. The Fund may invest in these securities either directly, or indirectly through investments in underlying funds, which may include mutual funds, exchange-traded funds (ETFs) and

6	NUVEEN

closed-end investment companies. In allocating its investments, the Fund has the flexibility to invest among asset classes in any proportion. The Fund may employ an option writing strategy that seeks to produce option premiums for the purpose of enhancing the Fund’s total returns over time.

The Fund seeks tax-efficient management using techniques and strategies such as investing in municipal securities, investing in taxable securities where after-tax valuations are favorable, attempting to minimize net realized short-term capital gains and employing a long-term approach to investing.

The market environment during this abbreviated reporting period was generally favorable to the performance of the taxable credit and U.S. equity markets, while municipal bonds, U.S. Treasury bonds and real assets fared less well. The Fund’s underperformance relative to the Nuveen Multi-Asset Income Tax-Aware Fund Blended Benchmark was driven by the negative performance of municipal bonds over this abbreviated reporting period. Municipal bonds sold off sharply after Trump’s surprising win in the election, and year-end tax-loss selling exacerbated the losses. The Fund’s underweight allocation to equities also detracted from relative performance. Equities, and particularly U.S. stocks, rallied strongly in anticipation of President Trump’s pro-growth fiscal agenda.

Conversely, the Fund’s underweight duration positioning was advantageous during the reporting period, as the Fund benefited from its lower sensitivity to rising interest rates. Although we seek to implement tax-efficient management primarily through investments in municipal bonds, the Fund held a small allocation to taxable bonds that we believe offered attractive after-tax yields. The Fund’s taxable bond holdings were a positive contributor in this abbreviated reporting period, as decent economic growth and narrowing credit spreads buoyed performance. The Fund’s position in MLPs also delivered relative gains. During this abbreviated reporting period, energy securities were bolstered by expectations for increased infrastructure spending under the Trump administration and by output cuts announced by the world’s major oil producers in late November/early December 2016.

What were the Fund’s portfolio allocations over the abbreviated reporting period ended January 31, 2017?

In seeking the Fund’s primary objective of tax-efficient current income, the asset mix was tilted toward municipal fixed income investments over equities and real assets. The Fund’s fixed income positioning, relative to the S&P Municipal Bond Index, was overweight to lower rated, higher yielding municipal bonds and underweight to U.S. Treasuries. Relative to the MSCI All-Country World Index, the Fund held an underweight allocation to equities and an overweight to real assets.

At the end of the reporting period, the Nuveen Multi-Asset Income Tax-Aware Fund’s top five holdings were:

Holding	Weighting
Nuveen High Yield Municipal Bond Fund	16.3%
Nuveen Short Duration High Yield Municipal Bond Fund	13.5%
Nuveen Limited Term Municipal Bond Fund	10.6%
Nuveen All American Municipal Bond Fund	9.6%
TIAA-CREF Emerging Markets Equity Index Fund	5.0%

During this abbreviated reporting period, we worked to fully invest the Fund. By January 31, 2017, the Fund’s largest allocations were in core fixed income, U.S. equity, U.S. high yield, international developed equity and leveraged loans.

The Fund employed an option-writing strategy during this abbreviated reporting period. As part of its overwrite strategy, the Fund purchased a small amount of call option, and the effect of these activities on performance was negligible during the period. The Fund also sold call options on equity indices as per its stated strategy, with the notional amount of these options averaging 10% of the Fund’s assets. These positions had a negative effect on performance for the period. The Fund can also buy and sell put options on up to 5% of its portfolio. These positions had a small negative impact on the performance during the period.

NUVEEN	7

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Multi-Asset Income Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved and the advisor’s asset allocation and investment strategies may not perform as expected. A multi-manager approach may result in the managers making investment decisions in conflict with each other which could increase the Fund’s turnover rate and expenses and result in higher taxes. The Fund has the ability to invest in other funds (“underlying funds”). Shareholders indirectly bear their proportionate share of the expenses of the underlying funds, and the Fund is subject to the risks of the underlying funds. Debt securities may be susceptible to general movements in the bond market and are subject to credit and interest rate risks. Prices of equity securities may decline significantly over short or extended periods of time. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. Interest rate risk occurs when interest rates rise causing bond prices to fall. The Fund’s income could decline during periods of falling interest rates. Investments in below investment grade high yield securities are subject to liquidity risk and heightened credit risk. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. The value of call options sold (written) by the Fund will fluctuate and the Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options, and the Fund will continue to bear the risk of declines in the value of its portfolio. These and other risks of the Fund and the underlying funds, such as bond market liquidity, derivatives, loan, municipal securities, real estate investment, and sector risks, are described in detail in the Fund’s prospectus.

Nuveen Multi-Asset Income Tax-Aware Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved and the advisor’s asset allocation and investment strategies may not perform as expected. A multi-manager approach may result in the managers making investment decisions in conflict with each other which could increase the Fund’s turnover rate and expenses and result in higher taxes. The Fund has the ability to invest in other funds (“underlying funds”). Shareholders indirectly bear their proportionate share of the expenses of the underlying funds, and the Fund is subject to the risks of the underlying funds. The value of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Income from municipal bonds held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliance conduct of a bond issuer. Debt securities may be susceptible to general movements in the bond market and are subject to credit and interest rate risks. Prices of equity securities may decline significantly over short or extended periods of time. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. Interest rate risk occurs when interest rates rise causing bond prices to fall. The Fund’s income could decline during periods of falling interest rates. Investments in below investment grade high yield securities are subject to liquidity risk and heightened credit risk. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. The value of call options sold (written) by the Fund will fluctuate and the Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options, and the Fund will continue to bear the risk of declines in the value of its portfolio. The use of tax-aware strategies may result in the Fund providing a lower return before consideration of federal income tax consequences than other mutual funds that are not tax-managed and there is no guarantee that these strategies will be successful. These and other risks of the Fund and the underlying funds, such as bond market liquidity, derivatives, inverse floaters, loan, real estate investment, and sector risks, are described in detail in the Fund’s prospectus.

8	NUVEEN

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of January 31, 2017, the Funds had positive UNII balances, based upon our best estimate, for tax purposes. Nuveen Multi-Asset Income Fund had a positive UNII balance while Nuveen Multi-Asset Income Tax-Aware Fund had a negative UNII balance for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6—Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN	9

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10	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	11

Fund Performance and Expense Ratios (continued)

Nuveen Multi-Asset Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Total Returns as of January 31, 2017

Cumulative
Since Inception
Class A Shares at NAV	1.27%
Class A Shares at maximum Offering Price	(4.55)%
Bloomberg Barclays U.S. Universal Index	(2.19)%
Lipper Flexible Portfolio Funds Classification Average	2.36%
Nuveen Multi-Asset Income Fund Blended Benchmark	0.44%

Class C Shares	1.03%
Class R6 Shares	1.38%
Class I Shares	1.38%

Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)

Cumulative
Since Inception
Class A Shares at NAV	0.08%
Class A Shares at maximum Offering Price	(5.68)%
Class C Shares	(0.15)%
Class R6 Shares	0.12%
Class I Shares	0.12%

Since inception returns are from 9/26/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios*	1.94%	2.69%	1.59%	1.69%
Net Expense Ratios	1.01%	1.76%	0.66%	0.76%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through November 30, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation will not be terminated prior to November 30, 2018 without the approval of the Board of Trustees of the Fund. In addition to the foregoing waiver, the Fund’s investment adviser also has contractually agreed to reimburse the Fund for that portion of acquired fund fees and expenses that is attributable to the indirect management fees incurred through the Fund’s investments in affiliated underlying funds. The amount of this reimbursement will fluctuate depending on the Fund’s daily allocations to affiliated underlying funds. This reimbursement is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees of the Fund. Fee waivers and/or expense reimbursements in the table are based on estimated allocations and estimated other expenses for the current fiscal year.

*	The gross expense ratios include acquired fund fees and expenses of 0.47%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

12	NUVEEN

Nuveen Multi-Asset Income Tax-Aware Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Total Returns as of January 31, 2017

Cumulative
Since Inception
Class A Shares at NAV	(0.60)%
Class A Shares at maximum Offering Price	(6.32)%
S&P Municipal Bond Index	(2.72)%
Lipper Flexible Portfolio Funds Classification Average	2.36%
Nuveen Multi-Asset Income Tax-Aware Fund Blended Benchmark	0.15%

Class C Shares	(0.84)%
Class R6 Shares	(0.49)%
Class I Shares	(0.49)%

Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)

Cumulative
Since Inception
Class A Shares at NAV	(1.78)%
Class A Shares at maximum Offering Price	(7.43)%
Class C Shares	(1.96)%
Class R6 Shares	(1.69)%
Class I Shares	(1.69)%

Since inception returns are from 9/26/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios*	1.77%	2.52%	1.46%	1.52%
Net Expense Ratios	0.95%	1.70%	0.64%	0.70%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through November 30, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation will not be terminated prior to November 30, 2018 without the approval of the Board of Trustees of the Fund. In addition to the foregoing waiver, the Fund’s investment adviser also has contractually agreed to reimburse the Fund for that portion of acquired fund fees and expenses that is attributable to the indirect management fees incurred through the Fund’s investments in affiliated underlying funds. The amount of this reimbursement will fluctuate depending on the Fund’s daily allocations to affiliated underlying funds. This reimbursement is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees of the Fund. Fee waivers and/or expense reimbursements in the table are based on estimated allocations and estimated other expenses for the current fiscal year.

*	The gross expense ratios include acquired fund fees and expenses of 0.39%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

NUVEEN	13

Yields as of January 31, 2017

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Multi-Asset Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	3.37%	2.62%	3.61%	3.61%
SEC 30-Day Yield – Subsidized	2.72%	1.97%	2.99%	2.97%
SEC 30-Day Yield – Unsubsidized	2.60%	1.89%	2.86%	2.85%

Nuveen Multi-Asset Income Tax-Aware Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	2.69%	1.93%	2.93%	2.93%
SEC 30-Day Yield – Subsidized	2.35%	1.60%	2.60%	2.60%
SEC 30-Day Yield – Unsubsidized	2.25%	1.53%	2.49%	2.49%

1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

14	NUVEEN

Holding

Summaries as of January 31, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

Nuveen Multi-Asset Income Fund

Fund Allocation

(% of net assets)

Common Stocks	29.0%
Convertible Preferred Securities	0.5%
$25 Par (or similar) Retail Preferred	0.2%
Non-Affiliated Exchange-Traded Funds	3.1%
Affiliated Investment Companies	66.9%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top Five Holdings

(% of net assets)

Nuveen Symphony Floating Rate Income Fund, Class R6 Shares	14.9%
Nuveen Core Plus Bond Fund	9.8%
Nuveen High Yield Municipal Bond Fund	9.5%
Nuveen Preferred Securities Fund	6.9%
Nuveen Symphony High Yield Bond Fund, Class R6 Shares	6.3%

Portfolio Composition

(% of net assets)

Banks	4.1%
Pharmaceuticals	1.9%
Oil, Gas & Consumable Fuels	1.9%
Diversified Telecommunication Services	1.3%
Insurance	1.2%
Other	19.3%
Exchange-Traded Funds	3.1%
Investments Companies	66.9%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Non-Affiliated Exchange- Traded Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns
Alerian MLP Exchange Traded Fund	3.1%	37.19%

Affiliated Investment Companies
Nuveen Core Plus Bond Fund (Class R6)	9.8%	7.68%
Nuveen High Yield Municipal Bond Fund (Class R6)	+9.5%	(4.88)%	*
Nuveen NWQ Flexible Income Fund (Class R6)	3.0%	5.31%	*
Nuveen Preferred Securities Fund (Class R6)	6.9%	4.63%	*
Nuveen Real Asset Income Fund (Class R6)	4.6%	1.68%	*
Nuveen Symphony Floating Rate Income Fund (Class R6)	14.9%	11.91%
Nuveen Symphony High Yield Bond Fund (Class R6)	6.3%	10.69%	*
TIAA-CREF Emerging Markets Debt Fund (Class I)	2.9%	17.47%
TIAA-CREF Emerging Markets Equity Index Fund (Class I)	4.0%	24.23%
TIAA-CREF High-Yield Fund (Class I)	5.0%	19.66%

*	Since inception return: Share class commenced operation on June 30, 2016.

NUVEEN	15

Holding Summaries as of January 31, 2017 (continued)

Nuveen Multi-Asset Income Tax-Aware Fund

Fund Allocation

(% of net assets)

Common Stocks	32.9%
Convertible Preferred Securities	0.6%
$25 Par (or similar) Retail Preferred	0.2%
Non-Affiliated Exchange-Traded Funds	4.1%
Affiliated Investment Companies	61.6%
Other Assets Less Liabilities	0.6%
Net Assets	100%

Top Five Holdings

(% of net assets)

Nuveen High Yield Municipal Bond Fund	16.3%
Nuveen Short Duration High Yield Municipal Bond Fund	13.5%
Nuveen Limited Term Municipal Bond Fund	10.6%
Nuveen All American Municipal Bond Fund	9.6%
TIAA-CREF Emerging Markets Equity Index Fund	5.0%

Portfolio Composition

(% of net assets)

Banks	5.2%
Pharmaceuticals	2.5%
Oil, Gas & Consumable Fuels	2.4%
Insurance	1.6%
Diversified Telecommunication Services	1.4%
Software	1.3%
Other	19.3%
Exchange-Traded Funds	4.1%
Investments Companies	61.6%
Other Assets Less Liabilities	0.6%
Net Assets	100%

Non-Affiliated Exchange-Traded Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns
Alerian MLP Exchange Traded Fund	4.1%	37.19%

Affiliated Investment Companies
Nuveen All-American Municipal Bond Fund (Class R6)	9.6%	(4.33)%*
Nuveen High Yield Municipal Bond Fund (Class R6)	16.3%	(4.88)%*
Nuveen Inflation Protected Municipal Bond Fund (Class I)	2.0%	2.97%
Nuveen Limited Term Municipal Bond Fund (Class I)	10.6%	(0.95)%
Nuveen Real Asset Income Fund (Class R6)	0.5%	1.68%*
Nuveen Short Duration High Yield Municipal Bond Fund (Class I)	13.5%	0.08%
Nuveen Symphony Floating Rate Income Fund (Class R6)	4.1%	11.91%
TIAA-CREF Emerging Markets Equity Index Fund (Class I)	5.0%	24.23%

*	Since inception return: Share class commenced operation on June 30, 2016.

16	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since each Fund’s expense example below reflects only the first 128 days of the Fund’s operations, it may not provide a meaningful understanding of each Fund’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2017.

The beginning of the period is September 26, 2016 (commencement of operations).

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Multi-Asset Income Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,012.70	$1,010.30	$1,013.80	$1,013.80
Expenses Incurred During the Period	$1.84	$4.41	$0.92	$0.92
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,015.71	$1,013.15	$1,016.62	$1,016.62
Expenses Incurred During the Period	$1.84	$4.41	$0.92	$0.92

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.52%, 1.25%, 0.26% and 0.26% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 128/365 (to reflect the 128 days in the period since commencement of operations).

NUVEEN	17

Expense Examples (continued)

Nuveen Multi-Asset Income Tax-Aware Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$994.00	$991.60	$995.10	$995.10
Expenses Incurred During the Period	$1.85	$4.50	$0.98	$0.98
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,015.68	$1,013.01	$1,016.55	$1,016.55
Expenses Incurred During the Period	$1.87	$4.55	$0.99	$0.99

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.53%, 1.29%, 0.28% and 0.28% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 128/365 (to reflect the 128 days in the period since commencement of operations).

18	NUVEEN

Nuveen Multi-Asset Income Fund

Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 29.0%

	Aerospace & Defense – 0.7%

77	Boeing Company	$12,583

557	Embraer Aircraft Corporation, (2)	3,182

90	General Dynamics Corporation, (3)	16,297

51	Lockheed Martin Corporation	12,818

50	Raytheon Company	7,208

202	Safran SA, (2)	13,693

33	Thales SA, (2)	3,096
	Total Aerospace & Defense	68,877

	Air Freight & Logistics – 0.3%

590	Deutsche Post AG, (2)	19,803

125	United Parcel Service, Inc., Class B	13,641
	Total Air Freight & Logistics	33,444

	Airlines – 0.1%

168	Delta Air Lines, Inc., (3)	7,936

	Automobiles – 0.6%

356	Daimler AG, (2)	26,774

919	Ford Motor Company	11,359

391	General Motors Company	14,315

42	Toyota Motor Corporation, Sponsored ADR	4,862
	Total Automobiles	57,310

	Banks – 3.8%

1,591	Bank of America Corporation, (3)	36,020

46,800	Bank of Ireland, (2), (4)	12,680

241	BankUnited Inc., (3)	9,206

5,000	BOC Hong Kong Holdings Limited, (2)	19,989

486	CIT Group Inc., (3)	20,018

350	Citigroup Inc.	19,540

613	Danske Bank A/S, (2)	20,446

749	ForeningsSparbanken AB, (2)	18,938

540	HSBC Holdings PLC, (2)	4,607

1,013	Huntington BancShares Inc., (3)	13,706

1,629	ING Groep N.V., (2)	23,402

767	JPMorgan Chase & Co., (3)	64,911

824	KeyCorp., (3)	14,807

NUVEEN	19

Nuveen Multi-Asset Income Fund (continued)

Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Value

	Banks (continued)

16,728	Lloyds Banking Group PLC, (2)	$13,720

2,800	Mitsubishi UFJ Financial Group Inc., (2)	17,930

400	Oversea-Chinese Banking Corporation Limited, (2)	2,668

150	Pacwest Bancorp.	8,310

2,171	Royal Bank of Scotland Group PLC, (2), (4)	6,082

110	Sumitomo Mitsui Trust Holdings, (2)	4,100

347	Toronto-Dominion Bank	17,976

274	Wells Fargo & Company	15,434

695	Westpac Banking Corporation, (2)	16,731
	Total Banks	381,221

	Beverages – 0.3%

135	Heineken NV, (2)	10,097

128	PepsiCo, Inc.	13,284

170	Refresco Group N.V., (2)	2,568
	Total Beverages	25,949

	Biotechnology – 0.7%

502	AbbVie Inc., (3)	30,677

75	Amgen Inc.	11,751

177	Gilead Sciences, Inc.	12,824

926	Grifols SA, Class B Shares, (2)	15,811
	Total Biotechnology	71,063

	Capital Markets – 1.2%

84	Ameriprise Financial, Inc.	9,431

625	Ares Capital Corporation	10,562

205	Bank New York Mellon	9,170

17	BlackRock Inc.	6,358

195	Deutsche Boerse AG, (2)	17,993

117	NASDAQ Stock Market, Inc., (3)	8,253

185	Raymond James Financial Inc.	13,862

126	State Street Corporation	9,601

76	T. Rowe Price Group Inc.	5,125

155	TD Ameritrade Holding Corporation	7,153

775	UBS Group AG, (2)	12,595

362	UBS Group AG	5,832
	Total Capital Markets	115,935

	Chemicals – 0.9%

90	Celanese Corporation, Series A, (3)	7,596

1,035	CVR Partners LP	6,572

427	Dow Chemical Company	25,462

20	NUVEEN

Shares	Description (1)	Value

	Chemicals (continued)

97	Eastman Chemical Company	$7,518

66	Koninklijke DSM NV, (2)	4,208

72	Linde AG, (2)	11,709

61	Monsanto Company	6,607

75	PPG Industries, Inc.	7,501

89	Praxair, Inc.	10,541
	Total Chemicals	87,714

	Commercial Services & Supplies – 0.2%

300	Dai Nippon Printing Co., Ltd., (2)	3,052

121	ISS AS, (2)	4,309

182	KAR Auction Services Inc., (3)	8,290
	Total Commercial Services & Supplies	15,651

	Communications Equipment – 0.6%

1,530	Cisco Systems, Inc., (3)	47,002

1,200	Ericsson LM, Class B Shares, (2)	7,102

649	Ericsson	3,823
	Total Communications Equipment	57,927

	Consumer Finance – 0.2%

339	Discover Financial Services, (3)	23,486

	Containers & Packaging – 0.4%

1,596	Amcor Limited, (2)	17,323

173	International Paper Company	9,792

72	Packaging Corp. of America	6,637

186	WestRock Company	9,925
	Total Containers & Packaging	43,677

	Diversified Financial Services – 0.2%

1,155	Challenger Limited, (2)	9,664

34	Groupe Bruxelles Lambert SA, (2)	2,898

800	Orix Corporation, (2)	12,070
	Total Diversified Financial Services	24,632

	Diversified Telecommunication Services – 1.2%

1,054	AT&T Inc., (3)	44,437

224	CenturyLink Inc.	5,793

11,000	HKT Trust and HKT Limited, (2)	15,394

118	Nippon Telegraph and Telephone Corporation, ADR	5,212

550	Nippon Telegraph and Telephone Corporation, ADR, (2)	24,295

670	Telefonica Brasil SA, (2)	9,922

211	Telenor ASA, (2)	3,345

271	Verizon Communications Inc.	13,282
	Total Diversified Telecommunication Services	121,680

NUVEEN	21

Nuveen Multi-Asset Income Fund (continued)

Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Value

	Electric Utilities – 0.5%

174	NextEra Energy Inc., (3)	$21,527

668	Red Electrica Corporacion SA, (2), (4)	11,945

897	Scottish and Southern Energy PLC, (2)	16,862
	Total Electric Utilities	50,334

	Electrical Equipment – 0.3%

336	Eaton PLC	23,782

75	Mabuchi Motor Company Limited, (2)	3,855
	Total Electrical Equipment	27,637

	Electronic Equipment, Instruments & Components – 0.0%

221	Flextronics International Limited, (4)	3,463

	Energy Equipment & Services – 0.3%

443	Aker Solutions ASA, (2)	2,389

277	Schlumberger Limited	23,188

312	Tenaris SA, (2)	5,465
	Total Energy Equipment & Services	31,042

	Equity Real Estate Investment Trusts – 1.0%

51	American Tower Corporation, REIT	5,278

165	Apartment Investment & Management Company, Class A	7,272

635	Colony Northstar, Inc.	8,839

123	Crown Castle International Corporation, (3)	10,803

56	Extra Space Storage Inc.	4,035

381	GGP, Inc.	9,464

194	Lamar Advertising Company, (3)	14,651

155	Paramount Group Inc.	2,587

65	Park Hotels & Resorts, Inc.	1,764

206	Prologis Inc.	10,063

51	Public Storage, Inc.	10,965

62	Simon Property Group, Inc.	11,394

85	Welltower Inc.	5,635
	Total Equity Real Estate Investment Trusts	102,750

	Food & Staples Retailing – 0.7%

213	Carrefour SA, (2)	5,211

441	CVS Health Corporation	34,755

70	Seven & I Holdings, (2)	2,795

213	Sysco Corporation	11,174

1,736	Tesco PLC, (2)	4,265

94	Walgreens Boots Alliance Inc.	7,702

127	Wal-Mart Stores, Inc.	8,476
	Total Food & Staples Retailing	74,378

22	NUVEEN

Shares	Description (1)	Value

	Food Products – 0.3%

202	Groupe Danone, (2)	$12,663

142	Mondelez International Inc.	6,288

1,700	Orkla ASA, (2)	15,861
	Total Food Products	34,812

	Health Care Equipment & Supplies – 0.1%

27	Becton, Dickinson and Company	4,787

107	Medtronic, PLC	8,134
	Total Health Care Equipment & Supplies	12,921

	Health Care Providers & Services – 0.6%

46	Aetna Inc.	5,456

84	AmerisourceBergen Corporation	7,332

31	Anthem Inc.	4,778

122	Cardinal Health, Inc.	9,145

58	CIGNA Corporation, (3)	8,481

53	McKesson HBOC Inc.	7,375

110	UnitedHealth Group Incorporated	17,831
	Total Health Care Providers & Services	60,398

	Hotels, Restaurants & Leisure – 0.7%

85	Cedar Fair LP	5,315

698	Compass Group PLC, (2)	12,422

130	Hilton Worldwide Holdings Inc., (3)	7,485

184	Las Vegas Sands	9,675

61	McDonald’s Corporation	7,477

117	Six Flags Entertainment Corporation	6,971

103	Wynn Resorts Ltd	10,447

168	YUM! Brands, Inc.	11,009
	Total Hotels, Restaurants & Leisure	70,801

	Household Durables – 0.4%

281	D.R. Horton, Inc.	8,405

200	Matsushita Electric Industrial Co., Ltd, (2)	2,081

730	Sekisui House, Ltd., (2)	11,809

88	Whirlpool Corporation	15,390
	Total Household Durables	37,685

	Household Products – 0.2%

94	Colgate-Palmolive Company	6,071

126	Reckitt and Benckiser, (2)	10,812
	Total Household Products	16,883

NUVEEN	23

Nuveen Multi-Asset Income Fund (continued)

Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Value

	Industrial Conglomerates – 0.4%

400	Alfa S.A.	$519

235	General Electric Company	6,980

65	Honeywell International Inc.	7,691

360	Koninklijke Philips Electronics NV, (2)	10,563

96	Siemens AG, Sponsored ADR, (2)	12,418
	Total Industrial Conglomerates	38,171

	Insurance – 1.2%

54	Ace Limited	7,100

446	Ageas, (2)	19,097

110	Allianz AG ORD Shares, (2)	18,696

72	Axis Capital Holdings Limited	4,609

195	CNA Financial Corporation	8,122

100	Marsh & McLennan Companies, Inc.	6,802

170	Mitsui Sumitomo Insurance Company Limited, (2)	5,687

361	Old Republic International Corporation	7,509

205	Swiss Re AG, (2)	19,157

485	Unum Group	22,034
	Total Insurance	118,813

	IT Services – 0.4%

68	Accenture Limited	7,743

220	Fidelity National Information Services, (3)	17,472

36	Luxoft Holding Inc., (4)	2,119

167	Paychex, Inc.	10,068
	Total IT Services	37,402

	Leisure Products – 0.1%

337	Mattel, Inc., (3)	8,833

	Machinery – 0.1%

155	Ingersoll Rand Company Limited, Class A	12,299

	Media – 0.9%

128	Comcast Corporation, Class A, (3)	9,654

385	Interpublic Group of Companies, Inc.	9,059

335	National CineMedia, Inc.	4,911

69	Omnicom Group, Inc.	5,910

185	ProSiebenSat.1 Media AG, (2)	7,870

39	Publicis Groupe, (2)	2,679

130	Time Warner Inc.	12,590

275	Viacom Inc., Class B	11,588

60	Walt Disney Company	6,639

685	WPP Group PLC, (2)	15,943
	Total Media	86,843

24	NUVEEN

Shares	Description (1)	Value

	Metals & Mining – 0.1%

183	Nucor Corporation	$10,630

	Mortgage Real Estate Investment Trusts – 0.1%

426	Starwood Property Trust Inc.	9,483

	Multiline Retail – 0.1%

150	Macy’s, Inc.	4,431

163	Target Corporation	10,510
	Total Multiline Retail	14,941

	Multi-Utilities – 0.5%

186	CMS Energy Corporation, (3)	7,924

110	DTE Energy Company, (3)	10,850

319	NiSource Inc., (3)	7,136

1,175	Veolia Environment S.A., ADR, (2)	20,014

110	WEC Energy Group, Inc.	6,496
	Total Multi-Utilities	52,420

	Oil, Gas & Consumable Fuels – 1.9%

215	Anadarko Petroleum Corporation, (3)	14,949

339	Cameco Corporation	4,322

101	Canadian Natural Resources Limited	3,053

314	Chevron Corporation, (3)	34,964

339	Enbridge Inc.	14,433

123	Exxon Mobil Corporation, (3)	10,318

327	HollyFrontier Company, (3)	9,473

155	Occidental Petroleum Corporation	10,504

244	Phillips 66	19,915

57	Pioneer Natural Resources Company	10,273

88	Royal Dutch Shell PLC, Class B Shares	5,057

505	Total SA, (2)	25,551

95	Valero Energy Corporation	6,247

641	Williams Companies Inc.	18,486
	Total Oil, Gas & Consumable Fuels	187,545

	Personal Products – 0.3%

55	L’Oreal, (2)	10,000

287	Unilever NV	11,667

251	Unilever NV, (2)	10,167
	Total Personal Products	31,834

	Pharmaceuticals – 1.8%

585	AstraZeneca PLC	15,930

1,445	GlaxoSmithKline PLC, (2)	27,925

NUVEEN	25

Nuveen Multi-Asset Income Fund (continued)

Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Value

	Pharmaceuticals (continued)

192	GlaxoSmithKline PLC, (3)	$7,548

158	Johnson & Johnson, (3)	17,894

201	Novartis AG, Sponsored ADR, (2)	14,839

282	Novo Nordisk AS, Class B, (2)	10,191

132	Novo-Nordisk A/S	4,774

1,325	Pfizer Inc.	42,042

59	Roche Holdings AG, Sponsored ADR, (2)	13,980

258	Sanofi-Synthelabo, SA, (2)	20,737

97	Teva Pharmaceutical Industries Limited, Sponsored ADR	3,243
	Total Pharmaceuticals	179,103

	Professional Services – 0.3%

48	Adecco Group, (2)	3,435

613	Experian PLC, (2)	11,838

378	Nielsen Holdings PLC	15,464

101	Wolters Kluwer NV, (2)	3,862
	Total Professional Services	34,599

	Real Estate Management & Development – 0.1%

530	City Developments Limited, (2)	3,479

325	Henderson Land Development Company Limited, (2)	1,794
	Total Real Estate Management & Development	5,273

	Road & Rail – 0.3%

260	CSX Corporation	12,061

159	Union Pacific Corporation	16,946
	Total Road & Rail	29,007

	Semiconductors & Semiconductor Equipment – 0.7%

485	Cypress Semiconductor Corporation	5,723

535	Infineon Technologies AG, (2)	9,845

260	Intel Corporation	9,573

100	Qorvo, Inc., (4)	6,421

392	QUALCOMM, Inc.	20,945

50	Rohm Company Limited, (2)	3,197

161	Xilinx, Inc.	9,370
	Total Semiconductors & Semiconductor Equipment	65,074

	Software – 1.1%

225	CA Technologies, (3)	7,036

964	Microsoft Corporation, (3)	62,323

650	Oracle Corporation, (3)	26,071

178	SAP SE, (2)	16,278
	Total Software	111,708

26	NUVEEN

Shares	Description (1)			Value

	Specialty Retail – 0.3%

175	Best Buy Co., Inc., (3)			$7,791

103	Home Depot, Inc.			14,171

99	Lowe’s Companies, Inc.			7,235
	Total Specialty Retail			29,197

	Technology Hardware, Storage & Peripherals – 0.6%

404	Apple, Inc., (3)			49,025

80	Fuji Photo Film Co., Ltd., (2)			3,098

694	HP Inc.			10,445
	Total Technology Hardware, Storage & Peripherals			62,568

	Textiles, Apparel & Luxury Goods – 0.1%

110	VF Corporation			5,663

250	Wacoal Holdings Corporation, (2)			3,030
	Total Textiles, Apparel & Luxury Goods			8,693

	Tobacco – 0.6%

458	Altria Group, Inc., (3)			32,600

425	Imperial Brands PLC, (2)			19,689

75	Japan Tobacco Inc., (2)			2,419

166	Skandinavisk Tobakskompagni A/S			2,851
	Total Tobacco			57,559

	Trading Companies & Distributors – 0.2%

1,200	Itochu Corporation, (2)			16,531

	Wireless Telecommunication Services – 0.3%

400	KDDI Corporation, (2)			10,747

226	SK Telecom Company Limited			4,859

5,455	Vodafone Group PLC, (2)			13,362
	Total Wireless Telecommunication Services			28,968
	Total Common Stocks (cost $2,793,111)			2,897,100

Shares	Description (1)	Coupon	Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.5%

	Banks – 0.2%

7	Bank of America Corporation	7.250%	BB+	$8,346

6	Wells Fargo & Company	7.500%	BBB	7,206
	Total Banks			15,552

	Diversified Telecommunication Services – 0.1%

125	Frontier Communications Corporation	11.125%	N/R	9,139

	Electric Utilities – 0.1%

175	Great Plains Energy Inc.	7.000%	N/R	8,965

NUVEEN	27

Nuveen Multi-Asset Income Fund (continued)

Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Coupon	Ratings (5)	Value

	Pharmaceuticals – 0.1%

23	Teva Pharmaceutical Industries Limited, (2)	7.000%	N/R	$13,984
	Total Convertible Preferred Securities (cost $55,088)			47,640

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.2%

	Banks – 0.1%

305	Citigroup Inc.	6.875%	BB+	$8,482

	Wireless Telecommunication Services – 0.1%

320	United States Cellular Corporation	7.250%	Ba1	8,400
	Total $25 Par (or similar) Retail Preferred (cost $17,428)			16,882

Shares	Description (1), (6)			Value

	NON-AFFILIATED EXCHANGE-TRADED FUNDS – 3.1%

23,505	Alerian MLP Exchange Traded Fund			$305,800
	Total Non-Affiliated Exchange-Traded Funds (cost $297,197)			305,800

Shares	Description (1), (6)			Value

	AFFILIATED INVESTMENT COMPANIES – 66.9%

89,525	Nuveen Core Plus Bond Fund (Class R6)			$974,933

57,645	Nuveen High Yield Municipal Bond Fund (Class R6)			952,300

13,682	Nuveen NWQ Flexible Income Fund (Class R6)			295,540

40,662	Nuveen Preferred Securities Fund (Class R6)			691,266

19,701	Nuveen Real Asset Income Fund (Class R6)			457,276

74,777	Nuveen Symphony Floating Rate Income Fund (Class R6)			1,490,306

37,451	Nuveen Symphony High Yield Bond Fund (Class R6)			632,173

29,631	TIAA-CREF Emerging Markets Debt Fund (Class I)			291,870

42,041	TIAA-CREF Emerging Markets Equity Index Fund (Class I)			396,455

51,041	TIAA-CREF High-Yield Fund (Class I)			501,232
	Total Affiliated Investment Companies (cost $6,741,261)			6,683,351
	Total Long-Term Investments (cost $9,904,085)			9,950,773
	Other Assets Less Liabilities – 0.3% (7)			30,081
	Net Assets – 100%			$9,980,854

Investments in Derivatives as of January 31, 2017

Options Purchased
Option Type	Number of Contracts	Description	Notional Amount (8)	Expiration Date	Strike Price	Value
Call	25	CBOE Volatility Index	$50,000	2/15/17	$20.0	$563
	25	Total Options Purchased (premiums paid $1,901)	$50,000			$563

28	NUVEEN

Investments in Derivatives as of January 31, 2017 (continued)

Options Written
Option Type	Number of Contracts	Description	Notional Amount (8)	Expiration Date	Strike Price	Value
Call	(3)	National CineMedia, Inc.	$(4,500)	3/17/17	$15.0	$(105)
Call	(1)	Qorvo, Inc.	(6,500)	5/19/17	65.0	(585)
Call	(2)	S&P 500 Index	(456,000)	2/17/17	2,280.0	(3,280)
Put	(25)	CBOE Volatility Index	(33,750)	2/15/17	13.5	(3,375)
	(31)	Total Options Written (premiums received $4,767)	$(500,750)			$(7,345)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(5)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ADR	American Depositary Receipt

CBOE	Chicago Board Options Exchange

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

NUVEEN	29

Nuveen Multi-Asset Income Tax-Aware Fund

Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.4%

	COMMON STOCKS – 32.9%

	Aerospace & Defense – 0.6%

696	Embraer Aircraft Corporation, (2)	$3,976

115	General Dynamics Corporation	20,824

49	Lockheed Martin Corporation	12,315

236	Safran SA, (2)	15,998

41	Thales SA, (2)	3,846
	Total Aerospace & Defense	56,959

	Air Freight & Logistics – 0.3%

760	Deutsche Post AG, (2)	25,509

75	United Parcel Service, Inc., Class B	8,185
	Total Air Freight & Logistics	33,694

	Airlines – 0.1%

214	Delta Air Lines, Inc., (3)	10,109

	Automobiles – 0.6%

431	Daimler AG, (2)	32,414

435	General Motors Company	15,925

53	Toyota Motor Corporation, Sponsored ADR	6,135
	Total Automobiles	54,474

	Banks – 4.9%

2,051	Bank of America Corporation, (3)	46,435

59,400	Bank of Ireland, (2), (4)	16,094

310	BankUnited Inc., (3)	11,842

6,500	BOC Hong Kong Holdings Limited, (2)	25,986

627	CIT Group Inc., (3)	25,826

450	Citigroup Inc.	25,123

713	Danske Bank A/S, (2)	23,782

873	ForeningsSparbanken AB, (2)	22,074

676	HSBC Holdings PLC, (2)	5,767

1,304	Huntington BancShares Inc., (3)	17,643

2,081	ING Groep N.V., (2)	29,896

962	JPMorgan Chase & Co., (3)	81,414

1,061	KeyCorp., (3)	19,066

19,479	Lloyds Banking Group PLC, (2)	15,977

3,300	Mitsubishi UFJ Financial Group Inc., (2)	21,132

500	Oversea-Chinese Banking Corporation Limited, (2)	3,335

30	NUVEEN

Shares	Description (1)	Value

	Banks (continued)

192	Pacwest Bancorp.	$10,637

2,713	Royal Bank of Scotland Group PLC, (2), (4)	7,600

140	Sumitomo Mitsui Trust Holdings, (2)	5,218

435	Toronto-Dominion Bank	22,535

369	Wells Fargo & Company	20,786

809	Westpac Banking Corporation, (2)	19,475
	Total Banks	477,643

	Beverages – 0.3%

157	Heineken NV, (2)	11,742

156	PepsiCo, Inc.	16,190

225	Refresco Group N.V., (2)	3,398
	Total Beverages	31,330

	Biotechnology – 0.5%

506	AbbVie Inc., (3)	30,922

1,079	Grifols SA, Class B Shares, (2)	18,423
	Total Biotechnology	49,345

	Capital Markets – 1.3%

805	Ares Capital Corporation	13,605

33	BlackRock Inc.	12,341

250	Deutsche Boerse AG, (2)	23,068

151	NASDAQ Stock Market, Inc.	10,652

238	Raymond James Financial Inc.	17,833

163	State Street Corporation	12,421

200	TD Ameritrade Holding Corporation	9,230

1,000	UBS Group AG, (2)	16,251

452	UBS Group AG	7,282
	Total Capital Markets	122,683

	Chemicals – 1.1%

115	Celanese Corporation, Series A, (3)	9,706

1,330	CVR Partners LP	8,446

400	Dow Chemical Company	23,852

126	Eastman Chemical Company	9,765

83	Koninklijke DSM NV, (2)	5,291

82	Linde AG, (2)	13,335

122	Monsanto Company	13,214

96	PPG Industries, Inc.	9,601

148	Praxair, Inc.	17,529
	Total Chemicals	110,739

NUVEEN	31

Nuveen Multi-Asset Income Tax-Aware Fund (continued)

Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Value

	Commercial Services & Supplies – 0.2%

375	Dai Nippon Printing Co., Ltd., (2)	$3,815

152	ISS AS, (2)	5,412

236	KAR Auction Services Inc.	10,750
	Total Commercial Services & Supplies	19,977

	Communications Equipment – 0.6%

1,556	Cisco Systems, Inc., (3)	47,800

1,550	Ericsson LM, Class B Shares, (2)	9,173

811	Ericsson	4,777
	Total Communications Equipment	61,750

	Consumer Finance – 0.2%

344	Discover Financial Services	23,832

	Containers & Packaging – 0.5%

1,858	Amcor Limited, (2)	20,167

144	Packaging Corp. of America	13,274

245	WestRock Company, (3)	13,073
	Total Containers & Packaging	46,514

	Diversified Financial Services – 0.3%

1,485	Challenger Limited, (2)	12,426

42	Groupe Bruxelles Lambert SA, (2)	3,579

1,000	Orix Corporation, (2)	15,087
	Total Diversified Financial Services	31,092

	Diversified Telecommunication Services – 1.3%

1,279	AT&T Inc., (3)	53,923

13,000	HKT Trust and HKT Limited, (2)	18,193

147	Nippon Telegraph and Telephone Corporation, ADR	6,493

705	Nippon Telegraph and Telephone Corporation, ADR, (2)	31,141

860	Telefonica Brasil SA, (2)	12,736

264	Telenor ASA, (2)	4,185
	Total Diversified Telecommunication Services	126,671

	Electric Utilities – 0.7%

274	NextEra Energy Inc., (3)	33,899

778	Red Electrica Corporacion SA, (2), (4)	13,912

1,044	Scottish and Southern Energy PLC, (2)	19,626
	Total Electric Utilities	67,437

	Electrical Equipment – 0.4%

430	Eaton PLC, (3)	30,435

100	Mabuchi Motor Company Limited, (2)	5,140
	Total Electrical Equipment	35,575

32	NUVEEN

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components – 0.0%

276	Flextronics International Limited, (4)	$4,325

	Energy Equipment & Services – 0.5%

554	Aker Solutions ASA, (2)	2,987

410	Schlumberger Limited, (3)	34,321

390	Tenaris SA, (2)	6,832
	Total Energy Equipment & Services	44,140

	Equity Real Estate Investment Trusts – 0.7%

210	Apartment Investment & Management Company, Class A	9,255

820	Colony Northstar, Inc.	11,414

158	Crown Castle International Corporation, (3)	13,877

112	Extra Space Storage Inc.	8,070

254	Lamar Advertising Company	19,182

200	Paramount Group Inc.	3,338

84	Park Hotels & Resorts, Inc.	2,280
	Total Equity Real Estate Investment Trusts	67,416

	Food & Staples Retailing – 0.5%

266	Carrefour SA, (2)	6,507

446	CVS Health Corporation	35,149

80	Seven & I Holdings, (2)	3,194

2,170	Tesco PLC, (2)	5,331
	Total Food & Staples Retailing	50,181

	Food Products – 0.5%

236	Groupe Danone, (2)	14,795

285	Mondelez International Inc.	12,620

2,190	Orkla ASA, (2)	20,432
	Total Food Products	47,847

	Health Care Equipment & Supplies – 0.3%

54	Becton, Dickinson and Company	9,574

214	Medtronic, PLC	16,268
	Total Health Care Equipment & Supplies	25,842

	Health Care Providers & Services – 0.4%

82	CIGNA Corporation, (3)	11,990

191	UnitedHealth Group Incorporated, (3)	30,961
	Total Health Care Providers & Services	42,951

	Hotels, Restaurants & Leisure – 0.5%

110	Cedar Fair LP	6,878

813	Compass Group PLC, (2)	14,469

168	Hilton Worldwide Holdings Inc.	9,673

NUVEEN	33

Nuveen Multi-Asset Income Tax-Aware Fund (continued)

Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

153	Six Flags Entertainment Corporation, (3)	$9,116

133	Wynn Resorts Ltd	13,490
	Total Hotels, Restaurants & Leisure	53,626

	Household Durables – 0.5%

362	D.R. Horton, Inc.	10,827

250	Matsushita Electric Industrial Co., Ltd, (2)	2,601

935	Sekisui House, Ltd., (2)	15,125

139	Whirlpool Corporation	24,310
	Total Household Durables	52,863

	Household Products – 0.3%

189	Colgate-Palmolive Company	12,206

146	Reckitt and Benckiser, (2)	12,528
	Total Household Products	24,734

	Industrial Conglomerates – 0.6%

600	Alfa S.A.	779

300	General Electric Company	8,910

130	Honeywell International Inc.	15,382

465	Koninklijke Philips Electronics NV, (2)	13,644

122	Siemens AG, Sponsored ADR, (2)	15,782
	Total Industrial Conglomerates	54,497

	Insurance – 1.6%

107	Ace Limited	14,069

570	Ageas, (2)	24,406

140	Allianz AG ORD Shares, (2)	23,795

91	Axis Capital Holdings Limited	5,825

250	CNA Financial Corporation	10,413

200	Marsh & McLennan Companies, Inc.	13,604

210	Mitsui Sumitomo Insurance Company Limited, (2)	7,025

463	Old Republic International Corporation	9,630

265	Swiss Re AG, (2)	24,764

620	Unum Group	28,167
	Total Insurance	161,698

	IT Services – 0.5%

136	Accenture Limited	15,486

363	Fidelity National Information Services	28,829

46	Luxoft Holding Inc., (4)	2,707
	Total IT Services	47,022

34	NUVEEN

Shares	Description (1)	Value

	Leisure Products – 0.1%

434	Mattel, Inc.	$11,375

	Machinery – 0.1%

138	Ingersoll Rand Company Limited, Class A	10,950

	Media – 1.1%

166	Comcast Corporation, Class A, (3)	12,520

495	Interpublic Group of Companies, Inc.	11,647

430	National CineMedia, Inc.	6,304

235	ProSiebenSat.1 Media AG, (2)	9,997

49	Publicis Groupe, (2)	3,366

170	Time Warner Inc.	16,464

355	Viacom Inc., Class B	14,960

121	Walt Disney Company	13,389

797	WPP Group PLC, (2)	18,549
	Total Media	107,196

	Mortgage Real Estate Investment Trusts – 0.1%

547	Starwood Property Trust Inc., (3)	12,176

	Multi-Utilities – 0.7%

243	CMS Energy Corporation, (3)	10,352

142	DTE Energy Company, (3)	14,007

412	NiSource Inc.	9,216

1,515	Veolia Environment S.A., ADR, (2)	25,805

219	WEC Energy Group, Inc.	12,932
	Total Multi-Utilities	72,312

	Oil, Gas & Consumable Fuels – 2.4%

276	Anadarko Petroleum Corporation, (3)	19,190

424	Cameco Corporation	5,406

126	Canadian Natural Resources Limited	3,809

450	Chevron Corporation, (3)	50,107

411	Enbridge Inc.	17,498

160	Exxon Mobil Corporation, (3)	13,422

421	HollyFrontier Company	12,196

200	Occidental Petroleum Corporation	13,554

387	Phillips 66	31,587

74	Pioneer Natural Resources Company	13,337

110	Royal Dutch Shell PLC, Class B Shares	6,322

609	Total SA, (2)	30,812

588	Williams Companies Inc., (3)	16,958
	Total Oil, Gas & Consumable Fuels	234,198

NUVEEN	35

Nuveen Multi-Asset Income Tax-Aware Fund (continued)

Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Value

	Personal Products – 0.4%

64	L’Oreal, (2)	$11,636

376	Unilever NV, (3)	15,284

293	Unilever NV, (2)	11,868
	Total Personal Products	38,788

	Pharmaceuticals – 2.3%

750	AstraZeneca PLC	20,423

1,850	GlaxoSmithKline PLC, (2)	35,751

248	GlaxoSmithKline PLC	9,749

246	Johnson & Johnson	27,860

234	Novartis AG, Sponsored ADR, (2)	17,276

329	Novo Nordisk AS, Class B, (2)	11,890

264	Novo-Nordisk A/S	9,549

1,527	Pfizer Inc., (3)	48,452

76	Roche Holdings AG, Sponsored ADR, (2)	18,008

307	Sanofi-Synthelabo, SA, (2)	24,676

121	Teva Pharmaceutical Industries Limited, Sponsored ADR	4,045
	Total Pharmaceuticals	227,679

	Professional Services – 0.5%

60	Adecco Group, (2)	4,293

713	Experian PLC, (2)	13,770

536	Nielsen Holdings PLC	21,928

127	Wolters Kluwer NV, (2)	4,857
	Total Professional Services	44,848

	Real Estate Management & Development – 0.1%

670	City Developments Limited, (2)	4,398

400	Henderson Land Development Company Limited, (2)	2,208
	Total Real Estate Management & Development	6,606

	Road & Rail – 0.4%

334	CSX Corporation, (3)	15,494

259	Union Pacific Corporation	27,604
	Total Road & Rail	43,098

	Semiconductors & Semiconductor Equipment – 0.6%

620	Cypress Semiconductor Corporation	7,316

690	Infineon Technologies AG, (2)	12,697

100	Qorvo, Inc., (4)	6,421

255	QUALCOMM, Inc., (3)	13,625

60	Rohm Company Limited, (2)	3,837

206	Xilinx, Inc., (3)	11,989
	Total Semiconductors & Semiconductor Equipment	55,885

36	NUVEEN

Shares	Description (1)			Value

	Software – 1.3%

289	CA Technologies, (3)			$9,037

965	Microsoft Corporation			62,387

835	Oracle Corporation, (3)			33,492

210	SAP SE, (2)			19,205
	Total Software			124,121

	Specialty Retail – 0.2%

224	Best Buy Co., Inc., (3)			9,972

197	Lowe’s Companies, Inc.			14,397
	Total Specialty Retail			24,369

	Technology Hardware, Storage & Peripherals – 0.4%

322	Apple, Inc., (3)			39,075

100	Fuji Photo Film Co., Ltd., (2)			3,873
	Total Technology Hardware, Storage & Peripherals			42,948

	Textiles, Apparel & Luxury Goods – 0.2%

220	VF Corporation			11,326

330	Wacoal Holdings Corporation, (2)			3,999
	Total Textiles, Apparel & Luxury Goods			15,325

	Tobacco – 0.6%

364	Altria Group, Inc., (3)			25,910

550	Imperial Brands PLC, (2)			25,480

100	Japan Tobacco Inc., (2)			3,226

211	Skandinavisk Tobakskompagni A/S			3,624
	Total Tobacco			58,240

	Trading Companies & Distributors – 0.2%

1,500	Itochu Corporation, (2)			20,664

	Wireless Telecommunication Services – 0.4%

600	KDDI Corporation, (2)			16,121

283	SK Telecom Company Limited			6,085

6,351	Vodafone Group PLC, (2)			15,557
	Total Wireless Telecommunication Services			37,763
	Total Common Stocks (cost $3,092,092)			3,225,507

Shares	Description (1)	Coupon	Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.6%

	Banks – 0.2%

9	Bank of America Corporation	7.250%	BB+	$10,730

8	Wells Fargo & Company	7.500%	BBB	9,608
	Total Banks			20,338

NUVEEN	37

Nuveen Multi-Asset Income Tax-Aware Fund (continued)

Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Coupon	Ratings (5)	Value

	Diversified Telecommunication Services – 0.1%

160	Frontier Communications Corporation	11.125%	N/R	$11,698

	Electric Utilities – 0.1%

225	Great Plains Energy Inc.	7.000%	N/R	11,527

	Pharmaceuticals – 0.2%

29	Teva Pharmaceutical Industries Limited, (2)	7.000%	N/R	17,632
	Total Convertible Preferred Securities (cost $70,707)			61,195

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.2%

	Banks – 0.1%

390	Citigroup Inc.	6.875%	BB+	$10,846

	Wireless Telecommunication Services – 0.1%

415	United States Cellular Corporation	7.250%	Ba1	10,894
	Total $25 Par (or similar) Retail Preferred (cost $22,441)			21,740

Shares	Description (1), (6)			Value

	NON-AFFILIATED EXCHANGE-TRADED FUNDS – 4.1%

31,164	Alerian MLP Exchange Traded Fund			$405,444
	Total Non-Affiliated Exchange-Traded Funds (cost $394,038)			405,444

Shares	Description (1), (6)			Value

	AFFILIATED INVESTMENT COMPANIES – 61.6%

83,589	Nuveen All-American Municipal Bond Fund (Class R6)			$945,397

96,814	Nuveen High Yield Municipal Bond Fund (Class R6)			1,599,375

18,411	Nuveen Inflation Protected Municipal Bond Fund (Class I)			194,796

96,670	Nuveen Limited Term Municipal Bond Fund (Class I)			1,044,047

2,015	Nuveen Real Asset Income Fund (Class R6)			46,787

135,118	Nuveen Short Duration High Yield Municipal Bond Fund (Class I)			1,326,862

20,220	Nuveen Symphony Floating Rate Income Fund (Class R6)			402,996

52,014	TIAA-CREF Emerging Markets Equity Index Fund (Class I)			490,498
	Total Affiliated Investment Companies (cost $6,297,282)			6,050,758
	Total Long-Term Investments (cost $9,876,560)			9,764,644
	Other Assets Less Liabilities – 0.6% (7)			54,643
	Net Assets – 100%			$9,819,287

Investments in Derivatives as of January 31, 2017

Options Purchased

Option Type	Number of Contracts	Description	Notional Amount (8)	Expiration Date	Strike Price	Value
Call	25	CBOE Volatility Index	$50,000	2/15/17	$20.0	$563
	25	Total Options Purchased (premiums paid $1,901)	$50,000			$563

38	NUVEEN

Investments in Derivatives as of January 31, 2017 (continued)

Options Written

Option Type	Number of Contracts	Description	Notional Amount (8)	Expiration Date	Strike Price	Value
Call	(4)	National CineMedia, Inc.	$(6,000)	3/17/17	$15.0	$(140)
Call	(1)	Qorvo, Inc.	(6,500)	5/19/17	65.0	(585)
Call	(2)	S&P 500 Index	(456,000)	2/17/17	2,280.0	(3,280)
Put	(25)	CBOE Volatility Index	(33,750)	2/15/17	13.5	(3,375)
	(32)	Total Options Written (premiums received $4,792)	$(502,250)			$(7,380)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(5)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ADR	American Depositary Receipt

CBOE	Chicago Board of Trade

See accompanying notes to financial statements.

NUVEEN	39

Statement of

Assets and Liabilities	January 31, 2017 (Unaudited)

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Assets
Affiliated long-term investments, at value (cost $6,741,261 and $6,297,282, respectively)	$6,683,351	$6,050,758
Non-Affiliated long-term investments, at value (cost $3,162,824 and $3,579,278, respectively)	3,267,422	3,713,886
Cash	74,646	95,887
Cash denominated in foreign currencies (cost $52 and $78, respectively)	53	78
Options purchased, at value (premiums paid $1,901 and $1,901, respectively)	563	563
Receivable for:
Dividends	44,830	31,847
Due from broker	16,406	14,323
Investments sold	38,719	40,972
Reclaims	147	233
Options sold	1,383	1,408
Total assets	10,127,520	9,949,955
Liabilities
Options written, at value (premiums received $4,767 and $4,792, respectively)	7,345	7,380
Payable for:
Investments purchased	49,522	46,111
Dividends	30,083	24,063
Accrued expenses:
12b-1 distribution and service fees	26	26
Custodian fees	34,884	31,610
Professional fees	14,798	14,797
Shareholder reporting expenses	9,293	5,990
Trustees fees	66	64
Other	649	627
Total liabilities	146,666	130,668
Net assets	$9,980,854	$9,819,287
Class A Shares
Net assets	$24,943	$24,539
Shares outstanding	1,250	1,250
Net asset value (“NAV”) per share	$19.95	$19.63
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$21.17	$20.83
Class C Shares
Net assets	$24,925	$24,522
Shares outstanding	1,250	1,250
NAV and offering price per share	$19.94	$19.62
Class R6 Shares
Net assets	$24,950	$24,546
Shares outstanding	1,250	1,250
NAV and offering price per share	$19.96	$19.64
Class I Shares
Net assets	$9,906,036	$9,745,680
Shares outstanding	496,291	496,297
NAV and offering price per share	$19.96	$19.64
Net assets consist of:
Capital paid-in	$10,000,000	$10,000,000
Undistributed (Over-distribution of) net investment income	4,928	(3,424)
Accumulated net realized gain (loss)	(66,853)	(61,455)
Net unrealized appreciation (depreciation)	42,779	(115,834)
Net assets	$9,980,854	$9,819,287
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.0001	$0.0001

See accompanying notes to financial statements.

40	NUVEEN

Statement of

Operations	For the period September 26, 2016 (commencement of operations) through January 31, 2017 (Unaudited)

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Investment Income
Dividends from affiliated investments	$129,150	$90,537
Dividends from non-affiliated investments (net of foreign tax withheld of $473 and $671, respectively)	26,659	32,109
Total investment income	155,809	122,646
Expenses
Management fees	19,594	19,389
12b-1 service fees – Class A Shares	22	22
12b-1 distribution and service fees – Class C Shares	87	86
Shareholder servicing agent fees	218	196
Custodian fees	53,564	48,681
Trustees fees	82	79
Professional fees	14,816	14,813
Shareholder reporting expenses	9,452	6,149
Federal and state registration fees	480	480
Other	690	546
Total expenses before fee waiver/expense reimbursement	99,005	90,441
Fee waiver/expense reimbursement	(89,828)	(80,508)
Net expenses	9,177	9,933
Net investment income (loss)	146,632	112,713
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	(40,523)	(20,470)
Non-affiliated investments and foreign currency	7,092	(8,963)
Options purchased	(5,016)	(5,016)
Options written	(13,406)	(13,406)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(57,911)	(246,524)
Non-affiliated investments and foreign currency	104,606	134,616
Options purchased	(1,338)	(1,338)
Options written	(2,578)	(2,588)
Net realized and unrealized gain (loss)	(9,074)	(163,689)
Net increase (decrease) in net assets from operations	$137,558	$(50,976)

See accompanying notes to financial statements.

NUVEEN	41

Statement of

Changes in Net Assets	(Unaudited)

	Multi-Asset Income	Multi-Asset Income Tax-Aware
	For the Period 9/26/16 (commencement of operations) through 1/31/17	For the Period 9/26/16 (commencement of operations) through 1/31/17
Operations
Net investment income (loss)	$146,632	$112,713
Net realized gain (loss) from:
Affiliated investments	(40,523)	(20,470)
Non-affiliated investments and foreign currency	7,092	(8,963)
Options purchased	(5,016)	(5,016)
Options written	(13,406)	(13,406)
Change in net unrealized appreciation (depreciation) of:
Affiliated investments	(57,911)	(246,524)
Non-affiliated investments and foreign currency	104,606	134,616
Options purchased	(1,338)	(1,338)
Options written	(2,578)	(2,588)
Net increase (decrease) in net assets from operations	137,558	(50,976)
Distributions to Shareholders
From net investment income:
Class A Shares	(338)	(274)
Class C Shares	(290)	(227)
Class R6 Shares	(353)	(289)
Class I Shares	(140,723)	(115,347)
From accumulated net realized gains:
Class A Shares	(38)	(34)
Class C Shares	(38)	(34)
Class R6 Shares	(38)	(34)
Class I Shares	(14,886)	(13,498)
Decrease in net assets from distributions to shareholders	(156,704)	(129,737)
Fund Share Transactions
Proceeds from sale of shares	10,100,000	10,100,000
Cost of shares redeemed	(100,000)	(100,000)
Net increase (decrease) in net assets from Fund share transactions	10,000,000	10,000,000
Net increase (decrease) in net assets	9,980,854	9,819,287
Net assets at the beginning of period	—	—
Net assets at the end of period	$9,980,854	$9,819,287
Undistributed (Over-distribution of) net investment income at the end of period	$4,928	$(3,424)

See accompanying notes to financial statements.

42	NUVEEN

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NUVEEN	43

Financial

Highlights (Unaudited)

Multi-Asset Income

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/26)
2017(f)	$20.00	$0.28	$(0.03)	$0.25	$(0.27)	$(0.03)	$(0.30)	$19.95
Class C (9/26)
2017(f)	20.00	0.22	(0.02)	0.20	(0.23)	(0.03)	(0.26)	19.94
Class R6 (9/26)
2017(f)	20.00	0.29	(0.02)	0.27	(0.28)	(0.03)	(0.31)	19.96
Class I (9/26)
2017(f)	20.00	0.29	(0.02)	0.27	(0.28)	(0.03)	(0.31)	19.96

44	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

1.27%	$25	3.09	%*	1.38	%*	0.52	%*	3.95	%*	20%

1.03	25	3.82	*	0.64	*	1.25	*	3.21	*	20

1.38	25	2.85	*	1.62	*	0.26	*	4.20	*	20

1.38	9,906	2.83	*	1.63	*	0.26	*	4.20	*	20

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Each ratio includes the effect of reimbursement of acquired fund fees and expenses attributable to affiliated underlying funds (as disclosed in Note 7 – Management Fees and Other Transactions with Affiliates) as follows:

	Ratios of Reimbursement of Acquired Fund Fees and Expenses to Average Net Assets
Year Ended July 31,	Class A	Class C	Class R6	Class I
2017(f)	0.30%	0.30%	0.30%	0.30%

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period September 26, 2016 (commencement of operations) through January 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	45

Financial Highlights (Unaudited) (continued)

Multi-Asset Income Tax-Aware

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/26)
2017(f)	$20.00	$0.21	$(0.33)	$(0.12)	$(0.22)	$(0.03)	$(0.25)	$19.63
Class C (9/26)
2017(f)	20.00	0.16	(0.33)	(0.17)	(0.18)	(0.03)	(0.21)	19.62
Class R6 (9/26)
2017(f)	20.00	0.23	(0.33)	(0.10)	(0.23)	(0.03)	(0.26)	19.64
Class I (9/26)
2017(f)	20.00	0.23	(0.33)	(0.10)	(0.23)	(0.03)	(0.26)	19.64

46	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(0.60)%	$25	2.87	%*	0.68	%*	0.53	%*	3.02	%*	22%

(0.84)	25	3.62	*	(0.07	)*	1.29	*	2.27	*	22

(0.49)	25	2.61	*	0.94	*	0.28	*	3.27	*	22

(0.49)	9,746	2.62	*	0.94	*	0.28	*	3.27	*	22

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Each ratio includes the effect of reimbursement of acquired fund fees and expenses attributable to affiliated underlying funds (as disclosed in Note 7 – Management Fees and Other Transactions with Affiliates) as follows:

	Ratios of Reimbursement of Acquired Fund Fees and Expenses to Average Net Assets
Year Ended July 31,	Class A	Class C	Class R6	Class I
2017(f)	0.28%	0.28%	0.28%	0.28%

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period September 26, 2016 (commencement of operations) through January 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	47

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Trust V (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Multi-Asset Income Fund (“Multi-Asset Income”) and Nuveen Multi-Asset Income Tax-Aware Fund (“Multi-Asset Income Tax-Aware”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Funds is January 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal period September 26, 2016 (commencement of operations) through January 31, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Investment Advisers, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. Each Fund also has a number of additional sub-advisers (the “Managers”), each of which will directly invest, and be responsible for the day-to-day management of, that portion of the Fund’s assets that is allocated to them. The Sub-Adviser is responsible for allocating each Fund’s assets among underlying funds and the Managers.

Investment Objectives

Multi-Asset Income’s investment objective is to seek current income. Multi-Asset Income Tax-Aware’s investment objective is to seek current income, a portion of which is exempt from regular federal income tax. The secondary investment objective of the Funds is to seek capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Realized gain distributions from affiliated investment companies, if any, are recognized as a component of “Distributions from affiliated investment companies” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

48	NUVEEN

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives, when applicable, with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

NUVEEN	49

Notes to Financial Statements (Unaudited) (continued)

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The values of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

50	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Multi-Asset Income	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$1,978,351	$918,749	**	$—	$2,897,100
Convertible Preferred Securities	33,656	13,984	**	—	47,640
$25 Par (or similar) Retail Preferred	16,882	—		—	16,882
Non-Affiliated Exchange-Traded Funds	305,800	—		—	305,800
Affiliated Investment Companies	6,683,351	—		—	6,683,351
Investments in Derivatives:
Options Purchased	563	—		—	563
Options Written	(7,345)	—		—	(7,345)
Total	$9,011,258	$932,733		$—	$9,943,991

Multi-Asset Income Tax-Aware
Long-Term Investments*:
Common Stocks	$2,093,292	$1,132,215	**	$—	$3,225,507
Convertible Preferred Securities	43,563	17,632	**	—	61,195
$25 Par (or similar) Retail Preferred	21,740	—		—	21,740
Non-Affiliated Exchange-Traded Funds	405,444	—		—	405,444
Affiliated Investment Companies	6,050,758	—		—	6,050,758
Investments in Derivatives:
Options Purchased	563	—		—	563
Options Written	(7,380)	—		—	(7,380)
Total	$8,607,980	$1,149,847		$—	$9,757,827
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value.

NUVEEN	51

Notes to Financial Statements (Unaudited) (continued)

Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period each Fund purchased a small amount of call options as part of their overwrite strategy, sold call options on equity indices as per their stated strategy and sold put options on up to 5% of their portfolios.

The average notional amount of outstanding options purchased and options written during the current fiscal period, was as follows:

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Average notional amount of outstanding options purchased*	$45,000	$45,000

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Average notional amount of outstanding options written*	$(919,375)	$(920,125)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

52	NUVEEN

The following table presents the fair value of all options held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Multi-Asset Income
Equity price	Options	Options purchased, at value	$563	Options written, at value	$(7,345)
Multi-Asset Income Tax-Aware
Equity price	Options	Options purchased, at value	$563	Options written, at value	$(7,380)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
Multi-Asset Income	Equity price	Options Purchased	$(5,016)	$(1,338)
Multi-Asset Income	Equity price	Options Written	(13,406)	(2,578)
Multi-Asset Income Tax-Aware	Equity price	Options Purchased	(5,016)	(1,338)
Multi-Asset Income Tax-Aware	Equity price	Options Written	(13,406)	(2,588)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	For the period 9/26/16 (commencement of operations) through 1/31/17
Multi-Asset Income	Shares	Amount
Shares sold:
Class A	1,250	$25,000
Class C	1,250	25,000
Class R6	1,250	25,000
Class I	501,304	10,025,000
	505,054	10,100,000
Shares redeemed:
Class A	—	—
Class C	—	—
Class R6	—	—
Class I	(5,013)	(100,000)
	(5,013)	(100,000)
Net increase (decrease)	500,041	$10,000,000

NUVEEN	53

Notes to Financial Statements (Unaudited) (continued)

	For the period 9/26/16 (commencement of operations) through 1/31/17
Multi-Asset Income Tax-Aware	Shares	Amount
Shares sold:
Class A	1,250	$25,000
Class C	1,250	25,000
Class R6	1,250	25,000
Class I	501,389	10,025,000
	505,139	10,100,000
Shares redeemed:
Class A	—	—
Class C	—	—
Class R6	—	—
Class I	(5,092)	(100,000)
	(5,092)	(100,000)
Net increase (decrease)	500,047	$10,000,000

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current reporting period were as follows:

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Purchases	$11,942,437	$12,032,332
Sales	2,004,684	2,127,210

Transactions in options written during the current reporting period were as follows:

	Multi-Asset Income		Multi-Asset Income Tax-Aware
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—	—	$—
Options written	192	145,495	193	145,520
Options terminated in closing purchase transactions	(160)	(140,010)	(160)	(140,010)
Options expired	(1)	(718)	(1)	(718)
Options outstanding, end of period	31	$4,767	32	$4,792

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is determined in accordance with income tax regulations, which may differ from U.S. GAAP.

As of January 31, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Cost of investments	$9,904,085	$9,876,560
Gross unrealized:
Appreciation	$227,140	$226,127
Depreciation	(180,452)	(338,043)
Net unrealized appreciation (depreciation) of investments	$46,688	$(111,916)

54	NUVEEN

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Multi-Asset Income	Multi-Asset Income Tax-Aware
For the first $125 million	0.4000%	0.4000%
For the next $125 million	0.3875	0.3875
For the next $250 million	0.3750	0.3750
For the next $500 million	0.3625	0.3625
For the next $1 billion	0.3500	0.3500
For net assets over $2 billion	0.3250	0.3250

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2017, the complex-level fee for each Fund was 0.1621%.

The Adviser has agreed to waive fees and/or reimburse expenses so that each Fund’s total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.60% of the average daily net assets any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will be less than the expense limitation. These fee waivers and expense limitations are in effect through November 30, 2018, and may be terminated or modified prior to that time only with the approval of the Board. In addition to the foregoing waiver, the Fund’s Adviser also has agreed to reimburse each Fund for that portion of acquired fund fees and expenses that is attributable to the indirect management fees incurred through the Fund’s investments in affiliated underlying funds. The amount of this reimbursement will fluctuate depending on the Fund’s daily allocations to affiliated underlying funds. This reimbursement is expected to remain in effect permanently and it cannot be terminated without the approval of the Board.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

NUVEEN	55

Notes to Financial Statements (Unaudited) (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by Nuveen Securities, LLC (the “Distributor”). During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Multi-Asset Income	Multi-Asset Income Tax-Aware
12b-1 fees retained	$85	$85

56	NUVEEN

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Investment Advisers, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	57

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Barclays U.S. Universal Index: represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Effective Duration: Effective Duration is for a bond with an embedded option when the value is calculated to include the expected change in cash flow caused by the option as interest rates change. This measures the responsiveness of a bond’s price to interest rate changes and illustrates the fact that the embedded option will also affect the bond’s price.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Nuveen Multi-Asset Income Fund Blended Benchmark: A blended return composed of 60% Bloomberg Barclays U.S. Universal Index/40% MSCI All-Country World Index in which the Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index, while the MSCI All-Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Nuveen Multi-Asset Income Tax-Aware Fund Blended Benchmark: A blended return comprised of 60% S&P Municipal Bond Index and 40% MSCI All-Country World Index in which the S&P Municipal Bond Index is an unleveraged, market value weighted index designed to measure the performance of the tax-exempt investment grade U.S. municipal bond market, while the MSCI All-Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

58	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (the “Board,” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving advisory arrangements and, at a meeting held on August 2-4, 2016 (the “Meeting”), was asked to approve the advisory arrangements for the Funds. At the Meeting, for each Fund, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (the “Investment Management Agreement”) between such Fund and Nuveen Fund Advisors, LLC (the “Adviser”), and the investment sub-advisory agreements (each, a “Sub-Advisory Agreement”) between (a) the Adviser and Nuveen Investments Advisers, LLC (“NIA” or the “Lead Sub-Adviser”); (b) the Adviser and Nuveen Asset Management, LLC (“NAM”); (c) the Adviser and NWQ Investment Management Company, LLC (“NWQ”); (d) the Adviser and Santa Barbara Asset Management, LLC (“Santa Barbara”); (e) the Adviser and Symphony Asset Management LLC (“Symphony”); and (f) the Adviser and Winslow Capital Management, LLC (“Winslow”). NIA, NAM, NWQ, Santa Barbara, Symphony and Winslow are each hereafter a “Sub-Adviser.” Each Sub-Adviser except the Lead Sub-Adviser is a “Manager.” The Adviser and the Sub-Advisers are each hereafter a “Fund Adviser.” The Investment Management Agreements and the Sub-Advisory Agreements are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of the various entities and key personnel;

•	the expertise and background of the Fund Adviser with respect to the respective Fund’s investment strategy;

•	certain performance-related information (as described below);

•	profitability of Nuveen and certain affiliates for their advisory activities;

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds, if any;

•	the expected expenses of the respective Fund, including comparisons of such Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Adviser made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Funds, including, among other things: (a) the nature, extent and quality of the services expected to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services expected to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Funds’ Advisory Agreements.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. Given that the Adviser and the Managers already serve as adviser and sub-advisers, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Adviser and the Managers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with each such Fund Adviser in evaluating the respective Advisory Agreements. With respect to the Lead Sub-Adviser, the Independent Board Members noted that such Fund Adviser, which does not currently serve any other Nuveen funds, is an affiliate of the Adviser that generally provides investment advisory, administrative and other overlay services for clients in multiple investment strategy accounts (“MSAs”), primarily through managed account programs. The MSAs are generally sub-advised by one or more investment advisers, each of which manages a portion of the account in a particular asset class on a discretionary basis.

NUVEEN	59

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds (as applicable) and are expected to provide to the Funds; and the experience of the respective Fund Adviser with applicable investment strategies. Further, at the Meeting and/or at prior meetings, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.

With respect to services, the Board noted that each Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, the Board recognized that the Adviser provides a comprehensive set of services to manage and operate the Nuveen funds, including: (a) product management (such as setting dividends; positioning the product in the marketplace; managing the relationships with the distribution platforms; maintaining and enhancing shareholder communications; and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements; interpreting regulations and policies; and overseeing fund activities).

The Independent Board Members noted that the Adviser would oversee the Sub-Advisers, which were generally expected to provide the portfolio advisory services to the Funds. In this regard, they recognized that the Lead Sub-Adviser was expected to provide services pertaining to asset allocation, manager selection and portfolio construction. Additionally, they recognized that each Fund was expected to consist of multiple sleeves that would be managed by a particular Manager and noted each Manager’s relevant experience and expertise. Further, the Independent Board Members took into account that the Funds’ investments were expected to include, among other things, other funds advised by the Adviser or by Teachers Advisors, LLC (formerly known as Teachers Advisors, Inc.), an affiliate of the Adviser (collectively, the foregoing funds are referred to as “Affiliated Underlying Funds”).

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Funds under each respective Advisory Agreement were satisfactory.

B. Investment Performance

Each Fund was new and, therefore, did not have its own performance history. The Independent Board Members noted that the Adviser and the Lead Sub-Adviser do not currently manage any other funds similar to the Funds. The Independent Board Members, however, are familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Managers.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that each Fund was expected to bear, the Independent Board Members considered, among other things, such Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed gross management fee and estimated net total expense ratio for each Fund, as well as comparative fee and expense data pertaining to such Fund’s peers in the Lipper category in which such Fund is expected to be classified.

The Independent Board Members considered, for each Sub-Adviser, its proposed sub-advisory fee rate for the Funds. In its review, for each Manager, the Independent Board Members considered the fee that such Manager receives on the corresponding open-end fund strategies that it sub-advises. Additionally, the Independent Board Members noted that each Fund may employ an option overwrite strategy that would be managed by NAM and considered the fee NAM receives for providing similar services for a Nuveen closed-end fund. The Independent Board Members recognized that the Lead Sub-Adviser did not currently manage any other Nuveen open-end or closed-end funds.

In addition, the Independent Board Members considered each Fund’s fund-level and complex-wide breakpoint schedules (described in further detail below), and any applicable fee waivers and expense reimbursements expected to be provided. The Independent Board Members noted that the Funds were each expected to invest in other funds, including Affiliated Underlying Funds. As such, the Independent Board Members recognized that the Adviser, the Managers and other affiliates may receive advisory fees from the Affiliated Underlying Funds and that the Funds would indirectly bear their pro rata portion of these fees as well as the other expenses of the Affiliated Underlying Funds. In this regard, the Independent Board Members noted that the Adviser had agreed to waive/reimburse the portion of each Fund’s fees attributable to indirect management fees incurred through such Fund’s investments in Affiliated Underlying Funds.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Funds.

60	NUVEEN

2. Comparisons with the Fees of Other Clients

At the Meeting and/or at prior meetings, the Board has reviewed information regarding the fees that the Adviser and the Managers assess to the Nuveen funds compared to those of other clients, as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or the Managers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts. With respect to municipal funds, such other clients may include, for the Adviser and/or NAM, municipal separately managed accounts and passively managed exchange-traded funds (ETFs). As noted above, the Board recognized that the Lead Sub-Adviser provides services for clients in MSAs.

The Board recognized that the Funds would have several affiliated sub-advisers. With respect to each Manager, the Board has previously reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. With respect to Symphony, such other clients include equity and taxable fixed-income hedge funds and the Board has reviewed the average fee rate and range of fee rates along with the performance fee assessed such clients. With respect to the Lead Sub-Adviser, the Independent Board Members were provided with information concerning the fee arrangements for providing services to certain types of clients. The Board has also reviewed information regarding the different types of services expected to be provided to the Funds compared to those provided to other clients of the the Adviser and the Sub-Advisers, which typically do not require the same breadth of day-to-day services required for registered funds. Further, the Board has previously considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members have also previously recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members have recognized that the foregoing variations result in different economics among the product structures and culminate in varying management fees among the types of clients and funds.

The Board also was aware that, since each Fund would have multiple sub-advisers, its management fee reflected two components, the fee that would be retained by the Adviser for its services and the fee the Adviser would pay to the Sub-Advisers. The Board noted that many of the administrative services that the Adviser was expected to provide to support the Funds may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board has noted that higher fee levels reflect higher levels of service provided by the Fund Advisers, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services expected to be provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees at the Meeting and/or at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. At the Meeting and/or at prior meetings, the Independent Board Members have reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen. The Independent Board Members have also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. Additionally, the Independent Board Members noted that the sub-advisory fee for the Funds would be paid by the Adviser, however, the Board recognized that each Sub-Adviser is affiliated with Nuveen. At the Meeting and/or at prior meetings, the Independent Board Members have recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board has also reviewed the results of certain alternative methodologies. The Board has considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members have also served as point persons for the Board to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes.

At the Meeting and/or at prior meetings, the Board has also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members have recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members have noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board has reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

NUVEEN	61

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on the information provided, the Independent Board Members have noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to each Manager, the Independent Board Members have also considered the profitability of such Manager from its relationship with the Nuveen funds. The Independent Board Members have previously reviewed each Manager’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities. With respect to NAM, the Independent Board Members have also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for such Manager. As the Lead Sub-Adviser is a new sub-adviser, profitability analysis for services to Nuveen funds was not available.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by a Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates are expected to receive that would be directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members have determined that the Adviser’s and the Managers’ levels of profitability are reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized that, in general, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds. In this regard, the Independent Board Members considered whether the Funds could be expected to benefit from any economies of scale. Although the Independent Board Members have recognized that economies of scale are difficult to measure with precision, they have noted that there are several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements, and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds.

Subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and a complex-level component. Generally, the fund level fee component declines as the assets of a particular fund grow. Accordingly, the Independent Board Members reviewed and considered the proposed management fee for each Fund, taking into account the fund-level breakpoints. In addition, at the Meeting and/or at prior meetings, the Board has also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, generally, the complex-level fee component declines when eligible assets of the funds in the Nuveen complex combined grow. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that such arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs are spread over a larger asset base. The Independent Board Members recognized, however, that the Funds’ holdings in Affiliated Underlying Funds that are advised by the Adviser would be excluded from the complex-wide fee program since they already contribute to the complex-level fee at the underlying funds level. In this regard, they noted that the Funds nevertheless would benefit from reductions in complex-level fees indirectly as the complex reaches breakpoint levels and the fees of such Affiliated Underlying Funds are reduced. Additionally, the Independent Board Members considered each Fund’s proposed temporary expense cap.

In addition, at the Meeting and/or at prior meetings, the Independent Board Members have recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. In this regard, the Independent Board Members have noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members have also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the proposed fee structure was acceptable and reflected economies of scale to be shared with the Funds’ shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members considered information received at the Meeting and/or at prior meetings regarding other additional benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with a Fund, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Funds’ principal underwriter, an affiliate of the Adviser (including fees to be received pursuant to any 12b-1 plan).

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions will be allocated by the Managers and the Managers may benefit from research received through soft dollar arrangements. The Board has noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized that the Managers may benefit from soft dollar arrangements if they do not have to pay for this research out of their own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Managers to manage the Funds.

62	NUVEEN

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreements and the Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the respective Fund and that the Investment Management Agreements and Sub-Advisory Agreements should be and were approved on behalf of the Funds.

NUVEEN	63

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, Member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-MUAI-0117P        124210

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By	(Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme Vice President and Secretary

Date: April 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: April 7, 2017

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: April 7, 2017